UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2009

BLACKBAUD, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50600	11-2617163
(Commission File Number)	(IRS Employer ID Number)

2000 Daniel Island Drive, Charleston, South Carolina 29492

(Address of principal executive offices)                                             (Zip Code)

Registrant’s telephone number, including area code (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 29, 2009, Blackbaud, Inc. entered into a Share Purchase Agreement with RLC Group B.V., a Netherlands limited liability company (“RLC Group”), to purchase all of the outstanding capital stock of RLC Group’s subsidiary, RLC Customer Centric Technology B.V., also a Netherlands limited liability company (“RLC Technology”).

Upon signing the Agreement, Blackbaud purchased all of the outstanding capital stock of RLC Technology for 1,800,000 euros, 250,000 euros of which will be held in escrow for up to 15 months to secure Blackbaud claims for breaches of RLC Group representations, warranties and covenants. Blackbaud also will pay RLC Group a maximum of 400,000 euros in earn-out payments under the Agreement if RLC Technology meets EBITDA margin and revenue targets through April 2011. The Agreement contains customary representations, warranties and covenants of the parties. It also limits RLC Group from interfering with RLC Technology’s relationships with its employees and distributors for a three-year period.

The foregoing summary of the Agreement is qualified in its entirety by reference to the terms of the Agreement which Blackbaud will file as an exhibit to its Quarterly Report on Form 10-Q for the period ending June 30, 2009. Blackbaud also intends to submit a Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the Agreement. A copy of the press release announcing the Agreement is attached hereto as Exhibit 99.1.

Item 2.02.	Results of Operations and Financial Condition.

On April 30, 2009, Blackbaud issued a press release reporting unaudited financial results for the quarter ended March 31, 2009. A copy of this press release is attached hereto as Exhibit 99.2.

The information in this Item 2.02 (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated April 30, 2009 announcing the Share Purchase Agreement.
99.2	Press release dated April 30, 2009 reporting unaudited financial results for the quarter ended March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date: April 30, 2009	/s/ Timothy V. Williams
Timothy V. Williams,
Senior Vice President and Chief Financial Officer